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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 30, 2006

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                            SCOTTISH RE GROUP LIMITED
             (Exact name of registrant as specified in its charter)

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       Cayman Islands                   001-16855                 98-0362785
(State or Other Jurisdiction     (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


                   P.O. Box HM 2939
    Crown House, Third Floor, 4 Par-la-Ville Road
                    Hamilton HM12
                       Bermuda                                      N/A
       (Address of Principal Executive Offices)                  (Zip Code)

                                 (441) 295-4451
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.  Entry into a Material Definitive Agreement.

     On November 30, 2006, Scottish Annuity & Life Insurance Company (Cayman) Ltd., Scottish Re (Dublin) Limited, Scottish Re (U.S.), Inc. and Scottish Re Limited (collectively, the "Borrowers") entered into a First Amendment to Credit Agreement (the "First Amendment") with the various financial institutions parties thereto (collectively, the "Lenders") and the Bank of America, N.A., as administrative agent (the "Administrative Agent") to amend the Amended and Restated Credit Agreement, dated as of July 14, 2005 (the "Original Credit Agreement"), between the Borrowers, the Lenders and the Administrative Agent. A copy of the First Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The First Amendment became effective on December 1, 2006.

     Pursuant to the First Amendment, Scottish Annuity & Life Insurance Company (Cayman) Ltd. may declare and make dividend payments or other distributions on December 4, 5, or 6, 2006 in an amount not to exceed $115 million solely for the purpose of permitting Scottish Re Group Limited to make payments required in connection with the exercise of the optional put right by holders of Scottish Re Group Limited's 4.5% senior convertible notes. The Borrowers also agreed to put in place irrevocable back-up letters of credit in an amount not less than 105% of the total aggregate amount of letters of credit outstanding under the Original Credit Agreement. Outstanding letters of credit under the Original Credit Agreement amounted to $1,411,384 at November 30, 2006.

     On November 30, 2006, Scottish Annuity & Life Insurance Company (Cayman) Ltd. and Scottish Re Limited entered into a letter agreement (the "Letter Agreement") with Comerica Bank ("Comerica") pursuant to which Comerica agreed to issue secured back-up letters of credit ("Back-up LOCs"), with an aggregate face amount not to exceed $4.9 million in the case of Scottish Re Limited and $100,000 in the case of Scottish Annuity & Life Insurance Company (Cayman) Ltd., to satisfy the Borrowers' obligations under the First Amendment. Each of Scottish Annuity & Life Insurance Company (Cayman) Ltd. and Scottish Re Limited will pay to Comerica a per annum fee on each Back-up LOC equal to 0.50% per annum.. In addition, Scottish Annuity & Life Insurance Company (Cayman) Ltd. will pay an unused fee on the average daily balance of the unused portion of the Back-up LOCs. A condition to the issuance of Letters of Credit for each of Scottish Re Limited and Scottish Annuity & Life Insurance Company (Cayman) Ltd under the Letter Agreement is delivery of cash collateral in an amount not less than 105% of all Letters of Credit issued for the account of such company. No Letter of Credit issued under the Letter Agreement will have an expiration date which extends beyond one year after issuance. A copy of the Letter Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

     On December 1, 2006, Comerica issued back-up letters of credit in the amounts of $78,750 for the account of Scottish Annuity & Life Insurance Company (Cayman) Ltd. and $1,403,204 for the account of Scottish Re Limited pursuant to the terms of two Standby Letter of Credit Application and Agreements (the "LOC Agreements"). Copies of the LOC Agreements are attached hereto as Exhibits 10.3 and 10.4 and are incorporated herein by reference.


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

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     The information included in Item 1.01 above is incorporated by reference into this Item 2.03.


Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

10.1 First Amendment to Credit Agreement, dated as of November 30, 2006, by and among Scottish Annuity & Life Insurance Company (Cayman) Ltd., Scottish Re (Dublin) Limited, Scottish Re (U.S.), Inc., Scottish Re Limited, the various financial institutions parties thereto and Bank of America, N.A.

10.2 Letter Agreement, dated as of November 30, 2006, by and among Scottish Annuity & Life Insurance Company (Cayman) Ltd., Scottish Re Limited and Comerica Bank.

10.3 Standby Letter of Credit Application and Agreement, dated as of November 30, 2006, by and between Scottish Annuity & Life Insurance Company (Cayman) Ltd. and Comerica Bank.

10.4 Standby Letter of Credit Application and Agreement, dated as of November 30, 2006, by and between Scottish Re Limited and Comerica Bank.


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

                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                        SCOTTISH RE GROUP LIMITED


                                        By:   /s/ Paul Goldean
                                              Paul Goldean
                                              President and Chief Executive
                                              Officer



Dated:  December 1, 2006


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

                                INDEX TO EXHIBITS

Number    Description
------    -----------

10.1 First Amendment to Credit Agreement, dated as of November 30, 2006, by and among Scottish Annuity & Life Insurance Company (Cayman) Ltd., Scottish Re (Dublin) Limited, Scottish Re (U.S.), Inc., Scottish Re Limited, the various financial institutions parties thereto and Bank of America, N.A.

10.2 Letter Agreement, dated as of November 30, 2006, by and among Scottish Annuity & Life Insurance Company (Cayman) Ltd., Scottish Re Limited and Comerica Bank.

10.3 Standby Letter of Credit Application and Agreement, dated as of November 30, 2006, by and between Scottish Annuity & Life Insurance Company (Cayman) Ltd. and Comerica Bank.

10.4 Standby Letter of Credit Application and Agreement, dated as of November 30, 2006, by and between Scottish Re Limited and Comerica Bank.


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